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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                               FIRSTENERGY CORP.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

[FirstEnergy LOGO]

                                   NOTICE OF
                                 ANNUAL MEETING
                                OF SHAREHOLDERS
                                      AND
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                 APRIL 27, 2000

                                                               76 South Main St.
                                                               Akron, Ohio 44308

[FirstEnergy LOGO]
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             March 17, 2000

Dear Shareholder:

     You are invited to attend FirstEnergy's Annual Meeting of Shareholders at the John S. Knight Center in Akron, Ohio, at 10 a.m. on Thursday, April 27.

     As part of the agenda, business to be voted on includes four items which are explained in this proxy statement. In addition to the election of four members to your Board of Directors and the ratification of auditors, you are asked to vote on two shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 ON THE PROXY CARD. Please take time to review the notice of meeting and proxy statement. Then, to ensure that your shares are represented at the Meeting, appoint your proxy and vote your shares.

     We are pleased to offer our registered shareholders the new options of appointing a proxy and voting their shares by telephone or Internet. You are encouraged to take advantage of either of these quick and easy ways to vote. Instructions to appoint a proxy and vote by telephone or Internet are provided in the proxy statement and on your proxy card. Or, as in the past, you can vote by executing and returning your proxy card in the envelope provided.

     As you vote, you also may choose to stop future mailings of paper annual reports and proxy statements. First, you can choose to view future annual reports and proxy statements through our Internet Web site. Instead of mailing you these materials, we would send you a proxy card and instructions on how to access the annual report and proxy statement at a specific Web site. You could access these materials at your convenience and print them if you desire. Second, if you have multiple accounts and wish to continue receiving paper annual reports and proxy statements, you can choose to stop mailings of multiple copies of the annual report; however, regulations do require us to send at least one copy of the annual report to every shareholder address.

     Your participation and support are important to us. If you are planning to attend the meeting, directions to the John S. Knight Center are on the back of your proxy card. We hope you can join us on April 27.

                                          Sincerely,

                                          /s/ Nancy C. Ashcom

                               TABLE OF CONTENTS

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS....................    1

PROXY STATEMENT.............................................    2

ANNUAL MEETING AND VOTING INFORMATION.......................    2

BOARD OF DIRECTORS INFORMATION..............................    4

ITEMS TO BE VOTED ON........................................    6

OTHER BUSINESS..............................................    9

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS..........   10

SECURITY OWNERSHIP TABLE....................................   13

SUMMARY EXECUTIVE COMPENSATION TABLE........................   14

LONG-TERM INCENTIVE PLAN TABLE--AWARDS IN 1999..............   15

STOCK OPTIONS GRANTED IN 1999...............................   15

AGGREGATED STOCK OPTIONS EXERCISED IN 1999 AND STOCK OPTION
  VALUES AT DECEMBER 31, 1999...............................   16

SEVERANCE AGREEMENTS AND OTHER CONTRACTS....................   16

EXECUTIVE RETIREMENT PLAN...................................   17

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE
  COMPENSATION..............................................   17

SHAREHOLDER RETURN--PERFORMANCE COMPARISON GRAPHS...........   20

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO THE HOLDERS OF SHARES OF COMMON STOCK:

     The 2000 Annual Meeting of Shareholders will be held at 10 a.m. on April 27, 2000, at the John S. Knight Center, 77 E. Mill Street, Akron, Ohio. The purpose of the meeting will be to:

      -- Elect four members to the Board of Directors for a term of three years;

      -- Ratify the appointment of Arthur Andersen LLP as our auditors for 2000;

      -- Vote on two shareholder proposals, if properly presented at the Annual Meeting; and

      -- Take action on other business that may properly come before the meeting.

     Please read the accompanying proxy statement. Then vote your shares by following the instructions on the proxy card to ensure your representation at the meeting.

                                          On behalf of the Board of Directors,

                                          NANCY C. ASHCOM
                                          Corporate Secretary

March 17, 2000

                                                                  March 17, 2000

                                PROXY STATEMENT

ANNUAL MEETING AND VOTING INFORMATION

WHY AM I RECEIVING THIS PROXY STATEMENT AND PROXY CARD?

     You are receiving a proxy statement and proxy card, which are being mailed beginning on or about March 21, 2000, because you were the owner of shares of common stock of FirstEnergy Corp. (later referred to as the Company) at the close of business on March 10, 2000. This date is the record date which was set to determine which shareholders are entitled to vote at the Annual Meeting (later referred to as the Meeting). This proxy statement describes issues for you to vote on and gives you information about the Company and its management.

     The address of the Company is 76 S. Main Street, Akron, Ohio 44308-1890. The main subsidiaries of the Company are its four electric utility operating companies--Ohio Edison, and its subsidiary, Pennsylvania Power, The Illuminating Company and Toledo Edison. In addition, the Company has energy-related services companies.

HOW DO I VOTE?

     If your shares are held in "Street Name" by a broker or bank, you will receive separate instructions on voting your shares. Many brokers and banks offer voting by telephone or Internet.

     If you are a registered shareholder, you may vote your shares through a proxy appointed by telephone, Internet or mail, or you may vote your shares in person at the Meeting. To appoint a proxy and vote:

        1. BY TELEPHONE (do not return your proxy card)

           a. On a touch-tone telephone, call the toll-free number indicated on your proxy card. Appointment of a proxy by telephone is available 24 hours a day, 7 days a week, and is accessible until 10 a.m. Eastern time on April 27, 2000.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple recorded instructions.

        2. BY INTERNET (do not return your proxy card)

           a. Go to the Web site indicated on your proxy card. Appointment of a proxy via the Internet is available 24 hours a day, 7 days a week, and is accessible until 10 a.m. Eastern time on April 27, 2000.

           b. Enter your Control Number indicated on your proxy card.

           c. Follow the simple instructions.

        3. BY MAIL

           a. Mark your choices on your proxy card. If you sign and return your proxy card but do not specify your choices, your shares will be voted as recommended by your Board of Directors.

           b. Date and sign your proxy card.

           c. Mail your proxy card in the enclosed postage-paid envelope. If your envelope is misplaced, send your proxy card to FirstEnergy Corp., c/o The Corporation Trust Company, P.O. Box 631, Wilmington, Delaware 19899-9953.

        4. AT THE MEETING

           a. You may vote in person at the Meeting, even if you previously appointed a proxy by telephone, Internet or mail.

     You may revoke your appointment of a proxy or change your voting instructions before the Meeting commences by sending a proxy card that revises your previous appointment or by appointing a proxy by telephone or Internet after the date of your previous appointment; by voting in person at the Meeting; or by notifying the Corporate Secretary of the Company in writing prior to the Meeting. If a proxy card is received by the proxy tabulator after the date that a telephone or Internet appointment is made, the tabulator will treat the proxy card as your final instruction. For that reason, it is important to allow your proxy card to reach the tabulator if you want to change the voting instructions on a mailed proxy card by using the telephone or Internet option.

HOW DOES THE BOARD OF DIRECTORS RECOMMEND THAT I VOTE?

     Your Board of Directors (later referred to as the Board) recommends that you vote as follows:

     "FOR" the four nominees to the Board who are listed in this proxy statement;

     "FOR" the ratification of Arthur Andersen LLP as our independent auditors; and

     "AGAINST" both shareholder proposals.

WHAT IS A QUORUM AND WHAT OTHER VOTING INFORMATION SHOULD I BE AWARE OF?

     As of the record date, 231,595,941 shares of common stock were issued and outstanding. A majority of these shares, represented at the Meeting either in person or by proxy, constitutes a quorum. A quorum is required to conduct business at the Meeting. You are entitled to one vote for each share that you owned on the record date. All shares represented at the Meeting are counted for the purpose of determining a quorum, without regard to abstentions or broker non-votes.

     If your shares are held by a broker or bank in "Street Name", we encourage you to provide instructions to your broker or bank by executing the proxy card supplied to you. If your shares are held by a broker, your broker is permitted to vote your shares on Items 1 and 2 without your instructions. However, your broker cannot vote your shares on Items 3 and 4 unless you provide instructions. Your failure to give voting instructions means that your shares will not be voted on Items 3 and 4, and your unvoted shares will be referred to as broker non-votes.

     An item to be voted on may require a percent of votes cast, rather than a percent of shares outstanding, to determine passage or failure. Votes cast is defined to include both for and against votes, and excludes abstentions and broker non-votes. Abstentions and broker non-votes are the equivalent of negative votes when passage or failure is measured by a percent of shares outstanding. If your proxy card is not voted properly, such as marking more than one box for an item of business, your vote for that particular item will be treated as an abstention.

     You do not have rights of appraisal in regard to any item presented if you are a dissenting shareholder.

HOW ARE PROXY CARDS BEING SOLICITED AND WHAT IS THE COST?

     The Board is soliciting your vote. We have arranged for the services of Innisfree M&A Incorporated to solicit votes personally or by telephone, mail or other electronic means for a fee not to exceed $15,000 plus reimbursement of expenses. Votes also may be solicited in a similar manner, without additional compensation, by the officers and employees of the Company. The Company will pay all solicitation costs, and will reimburse brokers and banks for postage and expenses incurred by them for sending proxy material to beneficial owners of stock.

WILL ANY OTHER MATTERS BE VOTED ON OTHER THAN THOSE DESCRIBED IN THIS PROXY STATEMENT?

     We do not know of any business that will be considered other than the matters described in this proxy statement. However, if any other matters are properly presented, your executed appointment of a proxy as outlined above will give authority to the appointed Proxies to vote on those matters at their discretion, unless you indicate otherwise in writing.

DO I NEED AN ADMISSION TICKET TO ATTEND THE ANNUAL MEETING?

     An admission ticket is not necessary, but you will be asked to register upon arrival at the Meeting. While not required, we do ask that shareholders planning to attend the Meeting inform us when appointing a proxy to help us with meeting attendance preparations.

     If your shares are held in "Street Name" by a broker or bank, upon arrival at the Meeting you will need to present a letter from your broker or bank indicating ownership of FirstEnergy common stock on the record date of March 10, 2000.

WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

     We will announce the preliminary voting results at the Meeting, and will publish the final voting results in our first quarter Form 10-Q report which is filed with the Securities and Exchange Commission. Also, we will provide a summary of the Meeting in our Midyear Report to Shareholders.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE YEAR 2001 ANNUAL MEETING DUE?

     A shareholder who wishes to offer a proposal for inclusion in the Company's proxy statement and proxy card for the year 2001 Annual Meeting should submit the proposal and any supporting statement to the Corporate Secretary at the Company's principal office by November 17, 2000. Any proposal received after that date will not be eligible for inclusion in the year 2001 proxy statement and proxy card.

     A shareholder who wishes to offer a proposal for consideration at the year 2001 Annual Meeting after November 17, 2000, and who wants the proposal referenced in the Company's proxy statement, may do so by submitting the proposal to the Corporate Secretary at the Company's principal office by February 9, 2001. However, in order to actually raise the matter at the meeting, the shareholder also will have to comply with the notice provisions contained in the Company's Code of Regulations.

HOW CAN I LEARN MORE ABOUT THE OPERATIONS OF THE COMPANY?

     You can learn more about the operations of the Company by reviewing the Annual Report to Shareholders for the year ended December 31, 1999, which is included with the mailing of this proxy statement. You can also view the Annual Report and other information by visiting the Company's Web site at www.firstenergycorp.com.

     YOU CAN ALSO REQUEST A COPY OF OUR FORM 10-K ANNUAL REPORT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. WE WILL SEND THIS REPORT TO YOU, WITHOUT CHARGE, UPON WRITTEN REQUEST TO NANCY C. ASHCOM, CORPORATE SECRETARY, FIRSTENERGY CORP., 76 S. MAIN STREET, AKRON, OHIO 44308-1890.

BOARD OF DIRECTORS INFORMATION

WHAT FUNCTION DOES YOUR BOARD OF DIRECTORS PERFORM?

     Your Board of Directors has the responsibility for establishing broad corporate policies and for the overall performance of your Company. However, the Board is not involved in day-to-day operations. The directors are kept informed of the Company's business by various reports and documents sent to them each month, as well as by operating and financial presentations made at Board and committee meetings by Company management. The Board has established committees, which are described below, to assist in performing its responsibilities.

HOW MANY MEETINGS DID THE BOARD HOLD IN 1999?

     Your Board held 12 meetings during 1999. In addition to committee meetings referenced below, the committee chairpersons held two special meetings during 1999 to discuss and recommend to the Board a chief executive officer to succeed Willard R. Holland. All directors attended 75% or more of the meetings held in 1999 by the Board and committees of which they are members.

WHAT COMMITTEES HAS THE BOARD OF DIRECTORS ESTABLISHED?

     The Board has established the committees listed below. All committees are comprised of non-employee directors. The Biographical Information On Nominees And Directors section includes committee memberships.

Audit Committee

     This five-member committee meets with management, financial personnel, internal auditors and the independent public accountants to review the adequacy of the internal controls of the Company and the objectivity of financial reporting. The Audit Committee recommends to the Board the appointment of the Company's independent public accountants, subject to ratification by shareholders at the Annual Meeting. The committee also reviews management's programs to monitor compliance with the Company's policies on business ethics and risk management. Both the internal auditors and the independent public accountants periodically meet alone with the Audit Committee and always have unrestricted access to the committee. The Audit Committee met six times in 1999.

Compensation Committee

     This five-member committee's primary duties are to determine and recommend to the Board the salaries of the five highest paid executives, including the chief executive officer; to discuss salary levels for all other officers with the chief executive officer; and to maintain an orderly relationship of compensation for officers which is compatible with industry standards for comparable companies. The Compensation Committee met five times in 1999.

Finance Committee

     This four-member committee's primary duties are to oversee and ensure that the Company's financial resources are managed prudently and cost effectively; to make recommendations to the Board as to capital structure policies, the issuance of securities and other appropriate financial matters; and to approve terms of sales of Company securities when the Board does not exercise such powers. The Finance Committee met once in 1999.

Nominating Committee

     This four-member committee evaluates and makes recommendations to the Board concerning possible candidates to fill vacancies on the Board. The committee will consider nominees recommended by shareholders. These recommendations must be submitted in writing to the committee, in care of the Corporate Secretary of the Company, at least six months prior to the date of the Annual Meeting. Shareholder recommendations should be accompanied by a description of the proposed nominee's qualifications and other relevant biographical information, together with the written consent of the proposed nominee to be named in the proxy statement and to serve on the Board. This committee also evaluates, monitors and administers the Company's Corporate Governance Guidelines. The Nominating Committee met twice in 1999.

Nuclear Committee

     This three-member committee is authorized and directed to monitor and make recommendations to both management and the Board regarding nuclear matters, including the operation of all nuclear units in which any subsidiary of the Company has an ownership interest. The Nuclear Committee met four times in 1999.

WHAT IS THE COMPENSATION OF DIRECTORS?

     A director who is an employee of the Company receives no compensation for serving as a director. Directors who are not employees receive an annual retainer consisting of $21,000 in cash and 800 shares of the Company's common stock; $1,000 for each Board and committee meeting which they attend; and reimbursement for expenses related to attending meetings. In addition, the chairperson of each committee receives an additional annual retainer of $2,500.

     Directors may elect to defer all or a portion of their retainers and meeting and chairperson fees. Of the funds deferred, all or a portion may be deferred into a FirstEnergy common stock account. Funds deferred into the stock account are increased by 20% at the time of deferral. Dividends on shares in this account are reinvested. Payouts are in FirstEnergy common stock. The 20% increase and any attributable dividends are forfeited if the director leaves the Board within three years from the date of deferral for any reason other than death, retirement or disability.

     Directors may elect to receive all or a portion of their cash retainer in stock options, which are granted as of January 1 in the year following the election and vest in the year of the grant. Funds allocated to stock options are increased by 20%. This 20% vests over a four-year period and is subject to forfeiture upon termination from the Board for any reason other than retirement, death or disability during the vesting period.

     Directors may also elect to defer all of their cash retainer or meeting and chairperson fees on the terms described above into an estate enhancement program which would pay out to their estate upon death.

ITEMS TO BE VOTED ON

ITEM 1 -- ELECTION OF DIRECTORS

     You are being asked to vote for DR. CAROL A. CARTWRIGHT, WILLIAM F. CONWAY, PAUL J. POWERS, AND GEORGE M. SMART to serve on the Board of Directors for a three-year term.

     The Board of Directors currently consists of 12 members divided into three groups. Four nominees will be elected at this Annual Meeting to serve for a three-year term. The remaining directors will continue to serve as indicated in the Biographical Information On Nominees And Directors section, with four directors having terms expiring in 2001 and four directors having terms expiring in 2002.

     Under the Company's Code of Regulations, at any election of directors, the persons receiving the greatest number of votes are elected to the vacancies to be filled. Your Board has no reason to believe that the persons nominated will not be available to serve after being elected. If any of these nominees would not be available to serve for any reason after being elected, shares represented by the appointed Proxies will be voted either for a lesser number of directors or for another person selected by the Board. However, if the inability to serve is believed to be temporary in nature, the shares represented by the appointed Proxies will be voted for that person who, if elected, will serve when able to do so.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 1.

ITEM 2 -- RATIFICATION OF THE APPOINTMENT OF AUDITORS

     You are being asked to ratify the appointment of Arthur Andersen LLP as our auditors for the year 2000. Ratification requires the favorable vote of a majority of the votes cast.

     Your board has appointed Arthur Andersen LLP, independent public accountants, as auditors to examine the books and accounts of the Company for the year 2000. They have performed the annual audit for this Company since it became a holding company in 1997, and performed the annual audits of its utility subsidiaries for many years prior to that time. Their representative is expected to attend the meeting and will have an opportunity to make a statement and respond to appropriate questions.

         YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" ITEM 2.

ITEM 3 -- SHAREHOLDER PROPOSAL

     You are being asked to vote on a proposal submitted by a shareholder who seeks to change the process by which the Company's Board of Directors is elected. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting.

     Currently, the Board is divided into three groups, with one group standing for election each year. This assures that there will always be directors who are fully familiar with the business of the Company and the issues that it faces.

     Having a portion of the directors elected each year tends to force any potential acquirer to negotiate an agreement which takes into account the interests of all shareholders. Holders of large blocks of shares would not likely be as concerned with this issue as smaller investors, as they would tend to be courted by any potential acquirer and thus have the opportunity to have their specific concerns addressed. We believe that having a portion of the directors elected each year is an important step in ensuring that the concerns of all shareholders, both large and small, are addressed equitably to minimize the potential negative impact on any group of shareholders.

     Your Board of Directors continues to support the current method of electing directors on the basis that it makes good business sense. The shareholder alleges that the present system protects poor performance. We believe that the policies and strategies which have been adopted have improved the fundamental soundness of the Company and positioned it to be a strong competitor in the new world of utility deregulation. Your Board firmly believes that the change that the shareholder is asking you to approve will not accomplish the benefits that he claims, and in fact, could be harmful to some shareholders. It is a change that should not be made.

     Your directors take their fiduciary responsibility to all shareholders very seriously when they fulfill their duties. They have considered the proposal and the support it received last year and continue to believe that it should be rejected. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address and number of shares held will be furnished upon written or oral request.

                     --BEGINNING OF SHAREHOLDER PROPOSAL--

     "RESOLVED

ADOPT PROPOSAL THAT WON 52% OF THE YES-NO SHAREHOLDER VOTE IN 1999: ANNUAL ELECTION OF ALL DIRECTORS

FirstEnergy shareholders request the Board of Directors take all necessary steps to adopt annual election of all directors as corporate policy. This includes that any future proposal to change director terms or elections be put to shareholder vote -- as a separate resolution.

     SUPPORTING STATEMENT

It is intuitive that directors, accountable through annual election, perform better. The current piecemeal director election gives directors 3 years of protection to answer for poor performance.

     THERE IS LITTLE OR NO EVIDENCE THAT THE COMPANY HAS TAKEN ANY POSITIVE ACTION IN RESPONSE TO THE 52% SHAREHOLDER APPROVAL OF THIS RESOLUTION IN APRIL 1999. Management's refusal is in spite of a letter from the Council of Institutional Investors (Internet address: "www.ciicentral.com") expressing concern about company response to majority votes on shareholder resolutions. FirstEnergy is 50% owned by institutional shareholders.

     Some independent proxy analysts are particularly concerned about the lack of annual election of all directors combined with poison pills and other takeover defenses as is the case with FirstEnergy. FirstEnergy has a poison pill and management is further protected by the strong anti-takeover provisions under Ohio state law.

     Support for this resolution was up an impressive 57% in 1999. This resolution advanced rapidly from 33% of the yes-no vote in 1998 to 52% in 1999.

     During the 1999 proxy season, 12 companies submitted their own management-sponsored proposal to establish annual election of all directors.

            1999 Post-Season Report: Increasing Shareholder Success
                     Institutional Shareholder Services

The adoption of this resolution could be a step towards changing the following company core-practices that are not competitive or in the best interest of shareholders -- according to many institutional shareholders and independent proxy analysts:

- No confidential voting.

- No cumulative voting.

- 3-year director terms.

- Poison pill.

- Two directors with 19 and 20-year terms.

- Management refuses to act on a majority shareholder vote and the company is 50%-owned by institutional shareholders.

- 80% supermajority vote requirements when not even 80% of the shareholders typically vote.

- Hence the 80% vote requirement to REMOVE A DIRECTOR WITH CAUSE makes removal virtually impossible.

FirstEnergy needs to be more competitive at the highest management level -- where it will have the greatest impact to improve stock price.

WHAT NEWS REPORTS HIGHLIGHT THE NEED FOR COMPETITIVE MANAGEMENT PRACTICES AT THE HIGHEST CORPORATE LEVEL?

FirstEnergy's price dropped 20% in 4 months.
         Value Line                               Oct. 8, 1999
FirstEnergy stock is ranked 4 (Below Average) for both Timeliness and Technical performance.
         Value Line                               Oct. 8, 1999

FirstEnergy is asking the state legislature permission to charge customers up to $8 billion for past power plant investments.
         Plain Dealer                             Feb. 27, 1999
U.S. sues FirstEnergy for coal plant pollution. FirstEnergy faces potential fines of up to $27,500 per plant per day, the EPA said.
         Reuters                                  November 4, 1999

     The best boards continue to raise the bar, convinced that a stronger board can only help improve competitiveness - Business Week, Dec. 8, 1997.

     To improve competitiveness vote for:

                        ANNUAL ELECTION OF ALL DIRECTORS
                                   YES ON 3"

                        --END OF SHAREHOLDER PROPOSAL--

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 3.

ITEM 4--SHAREHOLDER PROPOSAL

     You are also being asked to vote on a proposal submitted by a shareholder who seeks to change the voting requirements contained in the Company's governing documents. Adoption of the proposal requires the affirmative vote of 80 percent of the shares entitled to vote at the Meeting.

     The approval of 80 percent of our shareholders is required to adopt certain proposals that are presented to them. This provision is in our governing documents so that decisions that affect the most important aspects of the existence of the Company and how it operates are fair to all of our shareholders. The 80 percent requirement is not an across-the-board requirement. It only applies to provisions that are extremely significant to the Company, and therefore to you.

     The proposal to change the manner in which directors are elected, which has been presented again this year, illustrates how important the present voting requirements are in assuring that all shareholders are treated fairly. If you agree that the proposal discussed in Item 3 should not be adopted, you should vote AGAINST this additional proposal as well. A major reason advanced for this additional proposal is to "facilitate the adoption" of the proposal discussed in
Item 3. However, keep in mind that the proposal to change voting requirements is not limited to voting with regard to the manner in which the Board of Directors is elected. On the contrary, it is designed to have an across-the-board effect and, if adopted, would lead to the protection afforded by these voting provisions being stripped from shareholders.

     Your Board of Directors believes that the voting requirements currently contained in the Company's governing documents are essential if all shareholders are to be treated fairly under all circumstances. THE BOARD ENCOURAGES YOU TO VOTE AGAINST THIS PROPOSAL.

     The following is the complete text of the proposal as submitted. The proponent's name, address and number of shares held will be furnished upon written or oral request.

                     --BEGINNING OF SHAREHOLDER PROPOSAL--

     "RESOLVED:

REINSTATE SIMPLE-MAJORITY VOTE

Reinstate simple majority vote on all issues that are submitted to shareholder vote (a recommendation). Delete FirstEnergy requirements for greater than a majority shareholder vote. Also, require that any future super-majority proposal be put to shareholder vote -- as a separate resolution.

     SUPPORTING STATEMENT:

WHY RETURN TO SIMPLE-MAJORITY VOTE?

- Simple-majority resolutions won 54% APPROVAL from shareholders in 1999 -- Investor Responsibility Research Center's Corporate Governance Bulletin, April-June 1999.

- Super-majority requirements are widely opposed.

- The bi-partisan National Conference of State Legislatures urged States to ban super-majority rules.

- Major professionally-managed funds, including those holding substantial FirstEnergy stock, declare that super-majority rules are not in the best interest of shareholders.

- Proponents of the simple-majority vote said that super-majority vote requirements may devaluate the stock.

- A competitive management does not need the power to override a majority of its shareholders.

- A simple-majority vote requirement will facilitate the adoption of resolution 3 in this proxy statement.

- Resolution 3 for annual election of all directors won 52% of the yes-no shareholder vote in 1999.

WHAT INCENTIVE IS THERE FOR GOOD CORPORATE GOVERNANCE -- HIGHLIGHTED BY SIMPLE-MAJORITY VOTE?

     A number of recent studies show that well-governed companies not only make more money than poorly governed, but investors are likely to give them a higher stock market value.

     Fifty institutional investors, managing a total of $840 million, told McKinsey & Co. they would pay an 11% average premium for the stock of a company with good governance practices.

     Why the big jump? Some investors said they believed that good governance will boost performance over time. Others felt good governance decreases the risk of bad news -- and when trouble occurs, they rebound faster.

         Business Week                            Sept. 15, 1997

SIMPLE-MAJORITY VOTE IS PARTICULARLY IMPORTANT WHEN MANAGEMENT NEEDS TO IMPROVE COMPETITIVENESS AT THE HIGHEST CORPORATE LEVEL AND AVOID COSTLY SET-BACKS:

- Nuclear debt packs wallop; deregulation bill must deal with $7.5 billion FirstEnergy owes for nuclear plants.
         Plain Dealer                             June 14, 1999
- Utility shares threatened by EPA lawsuit. FirstEnergy accused of modifying power plants without installing state-of-the-art equipment required by law to control smog, acid rain and soot.
- This is the latest worry for a troubled industry, prompting analysts to warn that utility stocks could face a rough ride in the weeks ahead.
         Reuters                                  November 3, 1999

     Institutional Shareholder Services said the super-majority votes serve to lock in provisions that are harmful to shareholders. ISS said that super-majority may entrench management by preventing action that may benefit shareholders.

     To increase shareholder value:

                         REINSTATE SIMPLE-MAJORITY VOTE
                                   YES ON 4"

                        --END OF SHAREHOLDER PROPOSAL--

       YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "AGAINST" ITEM 4.

OTHER BUSINESS

     We have received notification that the shareholder who presented the proposal in Item 3 may request a discussion at the Meeting relating to a similar proposal that was submitted by the same shareholder for the 1999 Annual Meeting. Specifically, the shareholder wants to discuss the manner in which the proposal was presented in the 1999 Proxy Statement; the content of the Company's opposing statement; and your Board's continuing belief that the present method of electing the Board makes good business sense and should not be changed. In addition, the shareholder wishes to discuss the difference between an item that must receive the affirmative vote of a percentage of the votes cast in order to be approved and an item that requires the affirmative vote of a percentage of the shares outstanding. The shareholder also wants to discuss the Company's use of an outside law firm in connection with a submission it made to the Securities and Exchange Commission concerning what it regarded as non-compliance with S.E.C. rules in connection with this year's submission of the proposal.

     It currently appears that if these matters are raised at the Meeting, it will be for discussion purposes only. However, if the discussion leads to a properly presented proposal, the proxies appointed by you for the Meeting will use the discretionary voting power granted to them to oppose any change in the Company's governing instruments, and any change in the way it deals with shareholder proposals or conducts its annual meetings.

BIOGRAPHICAL INFORMATION ON NOMINEES AND DIRECTORS

NOMINEES FOR ELECTION AS DIRECTORS

Terms expiring in the Year 2003:
[PHOTO] DR. CAROL A. CARTWRIGHT -- President since 1991 of Kent State University. Age 58. She is also a Director of
                       M.A. Hanna Company and KeyCorp. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Finance, Nominating
[PHOTO]                WILLIAM F. CONWAY -- President since 1994 of William F.
                       Conway & Associates, Inc., a management consulting firm. Age 69. He is also a Director of Northeast Utilities System. Director of the Company since 1997 and Director of Centerior Energy from 1994-1997.
                       Committees: Audit, Nuclear
[PHOTO] PAUL J. POWERS -- Chairman of the Board and Chief Executive Officer since 1987 of Commercial Intertech Corp., a hydraulic components and metal components manufacturer. Age 65. He is also a Director of CUNO, Inc., Global Marine Inc. and Twin Disc, Incorporated. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Compensation, Finance
[PHOTO] GEORGE M. SMART -- Chairman of the Board and President since 1993 of Phoenix Packaging Corporation, a manufacturer of easy-opening lids. Age 54. He is also a Director of Commercial Intertech Corp. Director of the Company since 1997 and Director of Ohio Edison from 1988-1997.
                       Committees: Audit, Finance

OTHER MEMBERS OF THE BOARD

Terms expiring in the Year 2001:

[PHOTO] ROBERT B. HEISLER, JR. -- President since 1997 of Key Capital Partners, an investment management, capital markets, brokerage, private banking and insurance group. Group Executive Vice President of KeyCorp since 1997.
                       President and Chief      Executive Officer from
                       1995-1996 of Society National Bank. Age 51. He is also a Director of Key Trust Company of Ohio, National Association. Director of the Company since 1998.
                       Committees: Compensation, Nominating
[PHOTO] ROBERT L. LOUGHHEAD -- Retired in 1987 as Chairman of the Board, President and Chief Executive Officer of Weirton Steel Corporation, a manufacturer of steel products. Age 70. Director of the Company since 1997 and Director of Ohio Edison from 1980-1997.
                       Committees: Audit, Compensation
[PHOTO] GLENN H. MEADOWS -- Retired in 1986 as President and Chief Executive Officer of McNeil Corporation, a manufacturer of industrial and automotive lubrication systems, pumps, swimming pool chemicals and equipment. Age 70. Director of the Company since 1997 and Director of Ohio Edison from 1981-1997.
                       Committees: Audit, Compensation, Nuclear
[PHOTO] ROBERT C. SAVAGE -- President and Chief Executive Officer since 1973 of Savage & Associates, Inc., an insurance, financial planning and estate planning firm. Age 62. Director of the Company since 1997 and Director of Centerior Energy from 1990-1997.
                       Committees: Finance, Nominating

Terms expiring in the Year 2002
[PHOTO] ANTHONY J. ALEXANDER -- President of the Company since February 1, 2000. Executive Vice President and General Counsel of the Company, The Illuminating Company, Ohio Edison and Toledo Edison from 1997-2000, and of Pennsylvania Power from 1999-2000. Senior Vice President and General Counsel of Ohio Edison from 1991-1996. Age
                       48. He is also a Director of Ohio Edison, Pennsylvania Power, The Illuminating Company and Toledo Edison. Director of the Company since February 1, 2000.

[PHOTO] H. PETER BURG -- Chairman of the Board and Chief Executive Officer of the Company since February 1, 2000, Chairman of the Board of Pennsylvania Power since 1999, and President of Ohio Edison, The Illuminating Company and Toledo Edison since 1997. President and Chief Executive Officer from 1999-2000, President and Chief Operating Officer from 1998-1999, and President and Chief Financial Officer from 1997-1998 of the Company. President, Chief Operating Officer and Chief Financial Officer from 1996-1997, and Senior Vice President and Chief Financial Officer from 1989-1996 of Ohio Edison. Age 53. He is also a Director of Ohio Edison, The Illuminating Company and Toledo Edison. Director of the Company since 1997 and Director of Ohio Edison since 1989.

[PHOTO] RUSSELL W. MAIER -- Retired in 1998 as Chairman of the Board and Chief Executive Officer (a position held since
                       1989) of Republic Engineered Steels, Inc., a specialty bar producer. Age 63. Director of the Company since 1997 and Director of Ohio Edison from 1995-1997.
                       Committees: Compensation, Nuclear

[PHOTO] JESSE T. WILLIAMS, SR. -- Retired in 1998 as Vice President of Human Resources Policy, Employment Practices and Systems (a position held since 1996) of The Goodyear Tire & Rubber Company, a manufacturer of tires and rubber-related products. Vice President, Human Resources Policy and Employment Practices from 1995-1996 and Vice President, Compensation and Employment Practices from 1993-1995 of The Goodyear Tire & Rubber Company. Age 60. Director of the Company since 1997 and Director of Ohio Edison from 1992-1997.
                       Committees: Audit, Nominating

                            SECURITY OWNERSHIP TABLE

     The following table shows shares of stock beneficially owned as of December 31, 1999, by each director and nominee; the executive officers named in the Summary Executive Compensation Table; all directors and executive officers as a group; and all owners of more than five percent of any class of the Company's voting securities. It also shows the deferred common stock equivalents credited as of December 31, 1999, to executive officers participating in the Executive Incentive Compensation Plan.

                                                                          NUMBER OF             COMMON
                                                                     SHARES BENEFICIALLY        STOCK
            NAME OF BENEFICIAL OWNER               CLASS OF STOCK         OWNED(1)          EQUIVALENTS(2)
            ------------------------               --------------    -------------------    --------------
Anthony J. Alexander                                   Common                34,637               8,323
H. Peter Burg                                          Common                13,919              19,378
Dr. Carol A. Cartwright                                Common                 3,637
William F. Conway                                      Common                 3,327
John A. Gill                                           Common                 4,179              11,669
Robert B. Heisler, Jr.                                 Common                 1,914
Willard R. Holland                                     Common                10,519            38,768(3)
Robert L. Loughhead                                    Common                 4,477
Russell W. Maier                                       Common                 4,074
Richard H. Marsh                                       Common                 3,112               1,386
Glenn H. Meadows                                       Common                 5,257
Paul J. Powers                                         Common                 3,341
Robert C. Savage                                       Common                 3,111
George M. Smart                                        Common                 4,462
Jesse T. Williams, Sr.                                 Common                 3,891
All Directors & Executive Officers as a Group          Common               156,079             117,675
State Street Bank and Trust Company(4)                 Common            16,486,089(7.1%)
Barrow, Hanley, Mewhinney & Strauss, Inc.(5)           Common            14,049,404(6.0%)
Stanford C. Bernstein & Co., Inc.(6)                   Common            12,838,206(5.5%)

(1) Shares beneficially owned include (a) any shares with respect to which the person has or shares voting or investment power, and (b) shares that the person has the right to acquire beneficial ownership within 60 days of December 31, 1999 (all directors and executive officers as a group - 16,065 shares). The percentage of shares beneficially owned by any director or nominee, or by all directors and executive officers as a group, does not exceed one percent of the class owned.

(2) Common stock equivalents represent the cumulative number of performance shares credited to each executive officer as of December 31, 1999. The value of these shares is measured in part by the market price of the Company's common stock. Performance shares do not have voting rights or other rights associated with ownership of common stock.

(3) The final value of Mr. Holland's Common Stock Equivalent Account under the Executive Incentive Compensation Plan was determined and is included in the Long-Term Incentive Plan Payout column of the Summary Executive Compensation Table.

(4) State Street Bank and Trust Company (225 Franklin Street, Boston, MA 02110) holds 16,486,089 shares (7.1%) of the Company's common stock in various fiduciary capacities including as Trustee under the Company's Savings Plan. It has sole, shared, and no voting power with respect to 4,056,514, 12,077,010, and 352,565 of these shares, respectively; and it has sole and shared investment power with respect to 16,478,219 and 7,870 of these shares, respectively.

(5) Barrow, Hanley, Mewhinney & Strauss, Inc. (3232 McKinney Avenue, 15th Floor, Dallas, TX 75204), an investment advisor, holds 14,049,404 shares (6.0%) of the Company's common stock for the accounts of clients. It has sole and shared voting power with respect to 3,197,970 and 10,851,434 of these shares, respectively; and it has sole investment power with respect to all of these shares.

(6) Stanford C. Bernstein & Co., Inc. (767 Fifth Avenue, New York, NY 10153), an investment advisor, holds 12,838,206 shares (5.5%) of the Company's common stock for the accounts of clients. It has sole, shared, and no voting power with respect to 5,491,441, 1,392,139, and 5,954,626 of these shares, respectively; and it has sole investment power with respect to all of these shares.

                      SUMMARY EXECUTIVE COMPENSATION TABLE

                                                                             LONG-TERM COMPENSATION
                                                                      ------------------------------------
                                                                              AWARDS             PAYOUTS
                                                                      -----------------------   ----------
                                          ANNUAL COMPENSATION                      SECURITIES   LONG-TERM
          NAME AND                   ------------------------------   RESTRICTED   UNDERLYING   INCENTIVE       ALL OTHER
     PRINCIPAL POSITION       YEAR    SALARY     BONUS     OTHER(1)    STOCK(2)     OPTIONS      PLAN(3)     COMPENSATION(4)
     ------------------       ----   --------   --------   --------   ----------   ----------   ----------   ----------------
Willard R. Holland(5)         1999   $794,407   $388,409    $2,291     $      0      44,306     $ 536,148(6)     $313,543
  Chairman of the             1998   $733,921   $159,354    $3,017     $      0      51,187     $1,023,378       $151,474
  Board and Chief             1997   $587,246   $289,543    $  566     $      0           0     $ 179,596        $ 86,347
  Executive Officer
H. Peter Burg(5)              1999   $663,011   $319,292    $3,805     $      0      87,703     $  80,621        $ 51,350
  Chairman of the             1998   $503,136   $ 85,969    $4,255     $      0      32,012     $ 283,171        $ 37,332
  Board and Chief             1997   $342,134   $148,085    $2,589     $      0           0     $  69,980        $ 27,122
  Executive Officer
Anthony J. Alexander          1999   $406,100   $295,142    $2,680     $      0      56,367     $  68,804        $ 29,931
  President                   1998   $367,899   $ 91,119    $3,089     $618,750      18,925     $ 228,695        $ 25,918
                              1997   $282,234   $ 99,392    $1,988     $      0           0     $  46,810        $ 15,650
John A. Gill                  1999   $299,110   $105,862    $3,260     $      0      27,603     $  45,635        $ 46,552
  Senior Vice                 1998   $260,688   $ 67,027    $3,097     $      0       8,796     $ 170,153        $ 41,993
  President                   1997   $213,474   $ 43,545    $1,701     $      0           0     $  40,466        $ 28,953
Richard H. Marsh              1999   $272,523   $103,407    $1,420     $      0      27,603     $  12,757        $ 17,397
  Vice President and          1998   $231,747   $ 62,513    $1,865     $      0       8,796     $  32,237        $ 11,997
  Chief Financial Officer     1997   $146,600   $ 39,536    $   69     $      0           0     $       0        $  9,400

(1) Consists of reimbursement for income tax obligations on Executive Indemnity Program premium and on perquisites.

(2) Reflects the dollar value of restricted common stock award, determined by multiplying the number of shares awarded by the closing market price of the Company's common stock on the date of the award. The total number of all restricted stock holdings and values at December 31, 1999, determined by multiplying the total number of restricted shares by the closing market price of the Company's common stock on December 31, 1999, is as follows:
    Alexander -- 20,000 shares ($453,750). Dividends are paid on restricted stock.

(3) These amounts represent cash payouts of awards granted in prior years under the Executive Incentive Compensation Plan, and includes amounts deferred into the Executive Deferred Compensation Plan. Amounts deferred into the stock account feature of this Plan are increased by 20% at the time of deferral and are treated as though invested in FirstEnergy common stock with a dividend reinvestment feature. The final payout of the deferred amounts is in FirstEnergy common stock. Any value not attributable to the dollar amount actually deferred by an executive is forfeited if he or she resigns or is terminated for cause prior to the scheduled payout date.

(4) For 1999, amount is comprised of (1) matching Company common stock contributions under the tax-qualified Savings Plan: Holland-$2,597; Burg-$6,244; Alexander-$6,219; Gill-$2,863; Marsh-$2,528; (2) the current dollar value of the Company's portion of the premiums paid in 1999 for insurance policies under the Executive Supplemental Life Plan:
    Holland-$79,024; Burg-$24,864; Alexander-$13,577; Gill-$5,250; Marsh-
    $6,872; (3) above market interest earned under the Executive Deferred Compensation Plan: Holland-$96,538; Burg-$20,018; Alexander-$8,716; Gill-$37,070; Marsh-$7,960; (4) a portion of the Executive Indemnity Program premium reportable as income: Holland-$0; Burg-$224; Alexander-$1,419; Gill-$1,369; Marsh-$37; and (5) banked vacation paid at retirement:
    Holland-$135,384.

(5) Mr. Holland served as Chairman of the Board until his retirement on December 31, 1999. On April 29, 1999, Mr. Holland stepped down as Chief Executive Officer, and Mr. Burg was elected President and Chief Executive Officer. Mr. Burg was elected Chairman of the Board and Chief Executive Officer on February 1, 2000.

(6) Mr. Holland's Long-Term Incentive Plan payout includes payment for the final value of his Common Stock Equivalent Account under the Executive Incentive Compensation Plan.

                 LONG-TERM INCENTIVE PLAN TABLE--AWARDS IN 1999

                                                                   ESTIMATED FUTURE PAYOUTS UNDER
                       1999 TARGET     PERFORMANCE OR                NON-STOCK PRICE BASED PLAN
                        LONG-TERM       OTHER PERIOD      ------------------------------------------------
                        INCENTIVE     UNTIL MATURATION      BELOW
        NAME           OPPORTUNITY       OR PAYOUT        THRESHOLD    THRESHOLD     TARGET      MAXIMUM
        ----           -----------    ----------------    ---------    ---------    --------    ----------
W. R. Holland           $520,369          3 years            $0        $260,185     $520,369    $1,001,711
H. P. Burg              $422,986          3 years            $0        $211,493     $422,986    $  814,248
A. J. Alexander         $211,453          3 years            $0        $105,727     $211,453    $  407,047
J. A. Gill              $119,064          3 years            $0        $ 59,532     $119,064    $  229,198
R. H. Marsh             $119,064          3 years            $0        $ 59,532     $119,064    $  229,198

     Three-year opportunities are provided to executives. Awards are based upon corporate and business unit performance compared to preset financial and operational targets deemed to have importance in creating shareholder value, as well as upon FirstEnergy's total shareholder return from January 1, 1999, through December 31, 2001, compared to other investor-owned utilities. All goals are reviewed and approved by the Compensation Committee of the Board at the start of the three-year measurement period. Actual awards will range from $0 for performance that is below threshold, 50% of target for performance at threshold, 150% of target for outstanding operational performance and 200% of target for outstanding financial performance that directly enhances shareholder value. However, an executive must work at least twelve months during the three-year period to be eligible for an award payout. The final award payout, if any, will be paid to the executive in cash early in the year 2002. Mr. Holland, who retired December 31, 1999, will receive a prorated opportunity based upon his employment of one year of the three-year cycle. Therefore, his award opportunity will be reduced by 66 2/3% to reflect actual time of participation in the three-year cycle.

     The maximum, target and threshold amounts will be earned if the Company's total shareholder return ranks in the top 10%, 34% and 59%, respectively, relative to the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies, and if the Company attains selected levels of achievement in earnings per share, merger savings, profit and other measures related to operational efficiencies and quality of service. Payouts are based upon the attainment level of each measure which is interpolated between threshold, target and maximum. Total payout is based on the accumulation of the outcomes of the individual measures.

                         STOCK OPTIONS GRANTED IN 1999

                                         INDIVIDUAL GRANTS
                        ----------------------------------------------------
                        NUMBER OF      % OF TOTAL
                        SECURITIES      OPTIONS                                                    GRANT
                        UNDERLYING     GRANTED TO     EXERCISE                                      DATE
                         OPTIONS      EMPLOYEES IN    OR BASE     EXPIRATION          DATE        PRESENT
         NAME            GRANTED      FISCAL YEAR      PRICE         DATE         EXERCISEABLE    VALUE(2)
         ----           ----------    ------------    --------    ----------      ------------    --------
W. R. Holland              44,306          2.45%       $29.87        3/1/09           3/1/03      $203,462
H. P. Burg                 27,703          1.53%       $29.87        3/1/09           3/1/03      $127,218
                           60,000          3.31%       $24.28      11/17/05         11/17/03(1)   $196,182
A. J. Alexander            16,367          0.90%       $29.87        3/1/09           3/1/03      $ 75,161
                           40,000          2.21%       $24.28      11/17/05         11/17/03(1)   $130,788
J. A. Gill                  7,603          0.42%       $29.87        3/1/09           3/1/03      $ 34,915
                           20,000          1.10%       $24.28      11/17/05         11/17/03(1)   $ 65,394
R. H. Marsh                 7,603          0.42%       $29.87        3/1/09           3/1/03      $ 34,915
                           20,000          1.10%       $24.28      11/17/05         11/17/03(1)   $ 65,394

(1) Vesting may occur earlier than November 17, 2003, based on the stock price attaining the following milestone prices for 20 consecutive trading days:
    $27.50 vests 25%; $30.00 vests 50%; $32.50 vests 75%; and $35.00 vests 100%.

                                             ANNUAL                     OPTION      BLACK-
                   DIVIDEND    RISK-FREE    TURNOVER      ANNUAL         TERM       SCHOLES
      GRANT DATE    YIELD        RATE         RATE      VOLATILITY    (IN YEARS)     VALUE
(2)   ----------   --------    ---------    --------    ----------    ----------    -------
     3/1/99          4.88        5.23         0.19      19.063870         10        $4.5922
     11/7/99         6.10        6.06         0.06      20.169687          6        $3.2697

                   AGGREGATED STOCK OPTIONS EXERCISED IN 1999
                  AND STOCK OPTION VALUES AT DECEMBER 31, 1999

                                                                                              VALUE OF
                                                           NUMBER OF SECURITIES              UNEXERCISED
                                                          UNDERLYING UNEXERCISED            IN-THE-MONEY
                                SHARES                          OPTIONS AT                   OPTIONS AT
                               ACQUIRED       VALUE          DECEMBER 31, 1999            DECEMBER 31, 1999
            NAME              ON EXERCISE    REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE
            ----              -----------    --------    -------------------------    -------------------------
W. R. Holland                         0         $0                0/95,493                      $0/$0
H. P. Burg                            0         $0               0/119,715                      $0/$0
A. J. Alexander                       0         $0                0/75,292                      $0/$0
J. A. Gill                            0         $0                0/36,399                      $0/$0
R. H. Marsh                           0         $0                0/36,399                      $0/$0

SEVERANCE AGREEMENTS AND OTHER CONTRACTS

     There are separate severance agreements currently in effect with H. Peter Burg, Anthony J. Alexander, John A. Gill and Richard H. Marsh. These agreements provide for the payment of severance benefits if the individual's employment with FirstEnergy or its subsidiaries is terminated under specified circumstances within three years after a change in control of FirstEnergy. A change in control is generally defined as the acquisition of 50 percent or more of the Company's outstanding common stock or certain mergers or other business combinations. The agreements are intended to ensure that the individuals are free from personal distractions in order to put in place the best plan for shareholders when a change of control is occurring or perceived as imminent. The principal severance benefits under each agreement include payment of the following when the individual is terminated or resigns for good reason, which is generally defined as a material change, following a change of control, inconsistent with the individual's previous job duties or compensation:

          - the individual's base salary and accrued benefits through the date of termination, including a pro-rata portion of the annual and all deferred long-term incentive awards earned;

          - 2.99 times the sum of the individual's base salary plus the average of his annual incentive compensation awards over the past three years;

          - Supplemental Executive Retirement Plan (SERP) benefits as follows: if the individual is less than age 55 at termination, the benefit is calculated as if he were age 55, offset by compensation earned from subsequent employers until age 55, at which time it will then be offset by pension benefits and, at age 62, further offset by social security payments; if the individual is between age 55 and 62 at termination, the benefit is calculated in accordance with the SERP and will be offset by social security payments beginning at age 62; if the individual is age 62 or more at termination, the benefit is calculated in accordance with the SERP;

          - continuation of group health and life insurance, as if the individual had retired at the greater of his current age or age 55, and the greater of his current years of service or actual years of service at age 55; and

          - payment of legal fees and expenses as well as any excise taxes resulting from the agreement.

     The severance pay agreements have initial three-year terms and are renewed automatically each year for an additional year unless expressly discontinued by the Board. After a change in control, if the individual resigns, he is prohibited for two years from working for or with competing entities.

     The Company entered into a one-year consulting agreement on December 31, 1999, with Willard R. Holland to take advantage of his unique experience and abilities. Under the terms of this agreement, Mr. Holland will be available to consult with and advise the Company's officers, directors and other representatives, and will be paid $33,333.33 per month for his services.

EXECUTIVE RETIREMENT PLAN

     The FirstEnergy System Supplemental Executive Retirement Plan is limited to eligible senior executives as approved by the Compensation Committee of the Board of Directors. At normal retirement, eligible senior executives, which include all of the officers listed in the Summary Executive Compensation Table, who have five or more years of service with the Company or its subsidiaries are provided a retirement benefit. This benefit is equal to the greater of 65 percent of the executive's highest annual salary, or 55 percent of the average of the executive's highest three consecutive years of salary plus annual incentive awards paid after January 1, 1996, and paid prior to retirement. The benefit is reduced by the executive's pensions under tax-qualified pension plans of the Company or other employers, any supplemental pension under the Company's Executive Deferred Compensation Plan, and social security benefits. Subject to exceptions that might be made in specific cases, senior executives retiring prior to age 65, or with less than five years of service, or both, may receive a similar but reduced benefit. This Plan also provides for disability and surviving spouse benefits. As of the end of 1999, the estimated annual retirement benefits of the executive officers listed in the Summary Executive Compensation Table at age 65 from these sources were: H.P. Burg-$430,957; A.J. Alexander-$263,965; J.A. Gill-$194,415; and R.H. Marsh-$177,140. Mr. Holland
retired on December 31, 1999, with an annual retirement benefit from all of the above sources of $516,365.

BOARD COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     FirstEnergy's executive compensation program is administered by the Compensation Committee (the "Committee") of the Board of Directors, which has responsibility for all aspects of the compensation program for the executive officers of the Company. The Committee is comprised of five directors listed at the end of this report, none of whom is an employee of the Company, and each of whom qualifies as a non-employee director for the purpose of Rule 16b-3 under the Securities Exchange Act of 1934 and an outside director for the purposes of
Section 162(m) of the Internal Revenue Code (the "Code").

     The Committee's primary objective is to establish and administer programs to attract, retain, and motivate skilled and talented executives, and align their compensation with the Company and business unit performance, achievement of results from business strategies and growth in shareholder value. The Committee, with the assistance of an outside consultant, has established, and the Board of Directors has endorsed, an executive compensation philosophy for FirstEnergy which includes the following elements:

     - A "pay-for-performance" orientation under which a significant portion of total compensation reflects corporate, business unit and individual performance;

     - An emphasis on stock incentives to closely align the interests of executives with the long-term interests of shareholders;

     - An emphasis on total compensation under which base salaries and cash incentives are generally targeted at or near median competitive levels in the energy services industry, but which provides opportunities, including stock incentives, to achieve total compensation at the 75th percentile of energy services industry levels if corporate and individual performance are both superior;

     - An appropriate balance of annual and long-term compensation which facilitates retention of talented executives, rewards long-term strategic results, and encourages FirstEnergy stock ownership; and

     - An emphasis on increasing the proportion of an executive's total compensation at risk through the use of stock and other performance incentives, and decreasing the proportion of compensation based on salary and benefits, as an executive's level of responsibility increases.

     Recognizing that competitive compensation levels for senior executive officers at a corporation the size of FirstEnergy may exceed the $1,000,000 deduction limit of Section 162(m) of the Code, it is the Company's policy to structure executive compensation plans to maximize the deductibility of executive compensation by minimizing the compensation subject to this limit. As part of this policy, shareholders approved the FirstEnergy Corp. Executive and Director Incentive Compensation Plan ("EDICP") in 1998.

2000 EXECUTIVE COMPENSATION OPPORTUNITIES

     As regulatory changes will cause the Company to operate in an increasingly competitive environment, the Committee completed a comprehensive review of the Company's executive compensation program with the assistance of an outside consultant in 1999. The results of the study are reflected in the 2000 executive compensation program described below. The Company's 2000 executive compensation program will consist of (1) base salaries; (2) annual cash incentive opportunities; (3) performance shares; and (4) stock options.

     The salary range for an executive will be market-based and commensurate with the responsibilities of his/her position. Salary ranges generally will be established at or near the median of salaries paid for comparable positions based upon compensation data extracted from surveys of executive compensation at publicly-held energy services companies with revenue levels comparable to the Company's. Base salaries for executives will be reviewed annually and will be subject to adjustment on the basis of individual, business unit and corporate performance, the competitive market, and internal fairness considerations.

     Annual cash incentive opportunities will be provided to executives. Awards will be based on corporate, business unit and individual performance compared to preset financial and operational targets deemed to have importance in creating shareholder value. All goals will be reviewed and approved by the Committee at the start of the measurement periods. Each participant in the annual incentive plan will have a specific target award opportunity between 20% and 70% of base salary. Actual awards will range from $0 for performance that is below threshold, 50% of target for performance at threshold, 150% of target for outstanding operational performance and 200% of target for outstanding financial performance that directly enhances shareholder value. Payout amounts for levels of attainment between threshold and target and target and outstanding levels will be interpolated. Awards may also be granted to an executive who demonstrates extraordinary responsiveness to an unforeseen circumstance or who has a unique accomplishment of special importance to the Company which was not recognized during the normal goal setting process.

     Each participant in the performance share program will have a specific target grant opportunity between 5% and 70% of base salary. The grant will be converted into performance shares equal to an equivalent number of shares of the Company's common stock based on the average of the high and low price on the last trading day in 1999 and deferred into an account through 2002. At the end of this three-year performance period, the account will be valued on the average of the high and low price on the last trading day in 2002 and as if any dividends that would have been paid on such stock during the performance period were reinvested on the date paid. This value may be increased or decreased, as described below, based upon the total return of the Company's common stock (that is, stock price appreciation plus reinvested dividends) relative to an index of energy service companies (the "Index") during the period. If an executive retires, dies or terminates employment due to disability prior to the end of the three-year period, the value will be further proportionally decreased based on the number of months worked during the period. However, an executive must work at least twelve months during the three-year period to be eligible for an award payout. The final value of an executive's account, if any, will be paid to the executive in cash or stock in early 2003. The final value of an executive's account may range from $0 to 150% of the target amount. The final account value can be increased by 50% if the Company's total shareholder return is in the 15th percentile or above as compared to the Index noted above. An amount equal to 100% of the target 2000 long-term incentive opportunity will be earned if the Company's total shareholder return is in the 38th percentile compared to the Index. The threshold amount is equal to 50% of the final account value and will be earned if the Company's total shareholder return is in the 60th percentile compared to the Index. Payouts for a total shareholder return ranking between the 15th percentile and the 60th percentile will be interpolated. However, there will be no Performance Share payouts if the Company's total shareholder return compared to the Index falls below the 60th percentile.

     The Committee will designate employees as key employees and grant stock options so that the personal interest of the key employee is linked to the long-term financial success of the Company and growth in shareholder value. Each participant in the stock option program will have a target grant opportunity between 15% and 60% of base salary. The actual number of stock options granted will be determined by dividing the grant opportunity by the Black-Scholes value.

1999 EXECUTIVE COMPENSATION

     The salary column in the Summary Executive Compensation Table (the "Table") lists the 1999 base salaries of the named executive officers, including salary deferred into the FirstEnergy Corp. Executive Deferred Compensation Plan (the "Deferral Plan") and/or the FirstEnergy Savings Plan. In accordance with our 1999 pay philosophy, executives received base salary increases in 1999 intended to place their salaries in a salary range determined by the median of salaries of comparable positions in similar-sized electric utilities.

     Under the 1999 Executive Incentive Compensation Plan (the "Incentive Plan"), a target total incentive opportunity was established for an executive at the beginning of the year which was then allocated into a target annual incentive opportunity and a target long-term incentive opportunity. As the level of an executive's responsibility increased, both the portion of his/her total pay opportunity that was put at risk and the portion that was tied to the long-term return of FirstEnergy Corp. common stock increased. For Mr. Holland in 1999, 53% of his total target cash compensation was put at risk in the form of incentive compensation. This amounted to a target total incentive opportunity of $854,892, of which $334,523 was allocated into a target annual opportunity, and $520,369 was allocated into a target long-term incentive opportunity.

     At the beginning of 1999, the Committee reviewed and approved a list of measurable corporate financial and strategic goals to be used to establish annual and long-term objectives for executives participating in the Incentive Plan. Each executive had a portion of his/her incentive award based on the achievement of certain specific corporate financial goals of direct benefit to the shareholder. Additional objectives established for any executive were other financial or strategic goals from the list that the executive directly affects or were other specific objectives that were expected to directly contribute to the achievement of all goals. Actual awards range from $0 for performance that is below threshold, 50% of target for performance at threshold, 150% of target for outstanding operational performance and 200% of target for outstanding financial performance that directly enhances shareholder value. The long-term opportunity is based on performance between January 1, 1999 and December 31, 2001, and will be paid out in early 2002. The long-term program is described in the narrative under the Long-Term Incentive Plan Table.

     The Committee approved six annual 1999 corporate financial and strategic objectives for Mr. Holland. These objectives related to the achievement of confidential target levels regarding earnings per share, merger savings, profit, the performance of FirstEnergy's nuclear facilities as measured by an industry index, employee safety, and customer service excellence. These objectives were weighted at 25%, 25%, 20%, 10%, 10%, and 10%, respectively, of Mr. Holland's target annual incentive opportunity. Based on the level of 1999 achievement of each of these objectives, Mr. Holland received an annual incentive award of $388,410. The annual incentive award paid to each of the other named executive officers in accordance with the Incentive Plan is listed in the Bonus column of the Table. The awards include amounts deferred into the Deferral Plan.

     The Committee approved six long-term 1999 corporate financial and strategic objectives for Mr. Holland. These objectives related to the achievement of confidential target levels regarding total shareholder return relative to the Edison Electric Institute's Index of Investor-Owned Electric Companies (the "Index"), merger savings, profit, earnings per share, customer service excellence, and the level of performance at FirstEnergy's nuclear facilities as measured by an industry index. These objectives were weighted at 40%, 25%, 10%, 10%, 10%, and 5%, respectively, of Mr. Holland's target long-term incentive opportunity.

     Consistent with the Company's compensation philosophy, the Committee approved the grants of non-qualified stock options to key executives and employees in March and November of 1999. The details of the grants for Mr. Holland and the other named executive officers are listed in the Stock Options Granted in 1999 Table.

     In accordance with the Incentive Plan in effect in 1996, Messrs. Holland, Burg, Alexander, Gill and Marsh received a performance share grant with a term of four years from 1996 through 1999. The terms and conditions of this long-term grant were reported in the Ohio Edison Company Proxy Statement for that year. In early 2000, the 1996 Account was valued based on the total return for the Company's common stock during this period and a 45th percentile total return ranking relative to the Index. Mr. Holland also received a prorated payout of his 1997 account based on the total return and a 53rd percentile total return ranking relative to the Index due to his retirement.

     Mr. Holland's long-term opportunities in 1998 and 1999 will be paid out in the normal timetable of the long-term plans in effect for those respective years. Due to Mr. Holland's retirement on December 31, 1999, his 1999 opportunity will be prorated as indicated in the Long-Term Incentive Plan Table. His 1998 opportunity will be reduced by 33 1/3% based upon the number of months of participation in that year's long-term plan.

     The long-term incentive awards paid to Messrs. Holland, Burg, Alexander, Gill and Marsh in accordance with the prior incentive plans are listed in the Long-Term Compensation Payouts column of the Table.

Compensation Committee:      Robert L. Loughhead, Chairperson
                             Robert B. Heisler, Jr.
                             Russell W. Maier
                             Glenn H. Meadows
                             Paul J. Powers

SHAREHOLDER RETURN--PERFORMANCE COMPARISON GRAPHS

     The following graphs show the total annual return from an investment in FirstEnergy Common Stock (Ohio Edison Common Stock prior to the merger on November 8, 1997) compared with the total annual returns in the Edison Electric Institute's Index of Investor-Owned Electric Utility Companies (referred to below as the EEI Index) and the Standard & Poor's 500 Index of widely held common stocks (referred to below as the S&P 500 Index). The top graph shows the total annual returns by year. The bottom graph provides the cumulative value of a $100 investment on December 31, 1994. Total return represents stock price changes plus the reinvestment of dividends in the stock.

                                   [GRAPH]

                                                      FIRST ENERGY                  EEI INDEX                 S&P 500 INDEX
                                                      ------------                  ---------                 -------------
1995                                                      35.88                       31.02                       37.58
1996                                                       3.72                        1.19                       22.96
1997                                                      35.85                       27.37                       33.36
1998                                                      17.75                       13.89                       28.58
1999                                                     -26.28                       -18.6                       21.04

                                   [GRAPH]

                                                      FIRST ENERGY                  EEI INDEX                 S&P 500 INDEX
                                                      ------------                  ---------                 -------------
1994                                                     100.00                      100.00                      100.00
1995                                                     135.88                      131.02                      137.58
1996                                                     140.93                      132.59                      169.17
1997                                                     191.46                      168.88                      225.60
1998                                                     225.44                      192.34                      290.08
1999                                                     166.20                      156.57                      351.11

FIRST ENERGY                                                   76 South Main St.
                                                               Akron, Ohio 44308
--------------------------------------------------------------------------------

NANCY C. ASHCOM
Corporate Secretary

                                             March 17, 2000




Dear Savings Plan Participant:

         The Annual Meeting of Shareholders will be held on Thursday, April 27. We encourage you to vote your Savings Plan shares on the business items that will be presented at the meeting.

         You will be voting on four business items, including two shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 ON YOUR VOTING FORM. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         YOUR BOARD OF DIRECTORS ALSO RECOMMENDS THAT YOU VOTE FOR ITEM 1, THE ELECTION OF FOUR DIRECTORS, AND FOR ITEM 2, THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

         Once again, you have the opportunity to vote your Plan shares by telephone, and we encourage you to take advantage of this quick and easy way of voting. Vote your shares by either:

          -  Calling toll-free on a touch-tone telephone at 1-888-216-1289; or

          - Completing, signing, dating and returning your voting form in the envelope provided.

         Your vote on these business items is very important to the Company and we urge you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.

                                                  Sincerely,


                                                  /s/Nancy C. Ashcom

FIRST ENERGY                                                   76 South Main St.
                                                               Akron, Ohio 44308
--------------------------------------------------------------------------------
NANCY C. ASHCOM
Corporate Secretary




                                             March 17, 2000



Dear Savings Plan Participant:

         The Annual Meeting of Shareholders will be held on Thursday, April 27. We encourage you to vote your Savings Plan shares on the business items that will be presented at the meeting.

         You will be voting on four business items, including two shareholder proposals. YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE AGAINST BOTH SHAREHOLDER PROPOSALS, WHICH ARE ITEMS 3 AND 4 ON YOUR VOTING FORM. The reasons for voting against these proposals are discussed in the enclosed proxy statement.

         YOUR BOARD OF DIRECTORS ALSO RECOMMENDS THAT YOU VOTE FOR ITEM 1, THE ELECTION OF FOUR DIRECTORS, AND FOR ITEM 2, THE RATIFICATION OF THE APPOINTMENT OF AUDITORS.

         Please complete, sign, date and return your voting form in the envelope provided.

         Your vote on these business items is very important to the Company and we urge you to vote as soon as possible. If you have any questions, please call Investor Services at 1-800-736-3402. Thanks for your continued support.

                                             Sincerely,



                                             /s/Nancy C. Ashcom

                      YOU MAY VOTE BY TELEPHONE TOLL-FREE
            OR BY COMPLETING AND MAILING THIS VOTING DIRECTION FORM
  Voting by phone is easy, and you can vote 24 hours a day and 7 days a week. Have this form available when you call the toll-free number. Then, just enter your control number and follow the simple prompts that will be presented to you.
 If you prefer to vote by mail, complete, sign and date this form and return it in its entirety to the Trustee in the postage-paid envelope provided.
               DO NOT RETURN THIS FORM IF YOU VOTE BY TELEPHONE.

----------------------------------------
                                                         Call Toll-Free
                                                     on a Touch-Tone Phone:
[INSERT BOX]                                            1-888-216-1289
                                             Enter the following Control Number:
                                                      --------------------
----------------------------------------              --------------------
                         FIRSTENERGY CORP. SAVINGS PLAN
                             Voting Direction Form
          FirstEnergy Annual Meeting of Shareholders - April 27, 2000
   TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE OF THE FIRSTENERGY CORP.
                                  SAVINGS PLAN

         As a participant in the FirstEnergy Savings Plan, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on April 27, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other business that may properly come before the meeting.

INDICATE YOUR DIRECTION BY MARKING AN (X) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2, AND AGAINST ITEMS 3 AND 4.


ALLOCATED SHARES:                                                  UNALLOCATED SHARES:(Proportion to be determined.)
-----------------------------------------------                    -----------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                    YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
-----------------------------------------------                    -----------------------------------------------
Item 1. Election of 4 Directors for 3-year term:                   Item 1. Election of 4 Directors for 3-year term:

                    FOR [ ]  [ ] WITHHOLD                                              FOR [ ]  [ ] WITHHOLD
    all nominees listed          authority to vote                     all nominees listed          authority to vote
       below (except as          for all nominees                         below (except as          for all nominees
         printed to the          listed below                               printed to the          listed below
        contrary below)                                                    contrary below)
Nominees: C.A. Cartwright, W.F. Conway, P.J. Powers, G.M. Smart    Nominees: C.A. Cartwright, W.F. Conway, P.J. Powers, G.M. Smart
INSTRUCTION: To withhold authority to vote for any individual      INSTRUCTION: To withhold authority to vote for any individual
nominee, print that nominee's name on the following line.          nominee, print that nominee's name on the following line.

---------------------------------------------------                ---------------------------------------------------

Item 2. Ratification of auditors.                                  Item 2. Ratification of auditors.

        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

---------------------------------------------------                ---------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.                YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
---------------------------------------------------                ---------------------------------------------------
Item 3. Shareholder Proposal.                                      Item 3. Shareholder Proposal.
        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Item 4. Shareholder Proposal.                                      Item 4. Shareholder Proposal.
        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

_____________________________________                                   Date_____________________, 2000
SIGNATURE. Sign as name appears above.

 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
          FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - APRIL 27, 2000


----------------------------------------


[INSERT BOX]


----------------------------------------

        Complete, sign and date this form and return it in its entirety to the Trustee in the postage-paid envelope provided.

                TO: STATE STREET BANK AND TRUST COMPANY, TRUSTEE

         As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct State Street Bank and Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, AND ALSO my proportionate number of shares which have not been allocated to participants or for which no direction forms are received, at the Annual Meeting of Shareholders on April 27, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other business that may properly come before the meeting.
INDICATE YOUR DIRECTION BY MARKING AN (x) IN THE APPROPRIATE BOXES BELOW. IF
NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2, AND AGAINST ITEMS 3 AND 4.

ALLOCATED SHARES:                                                  UNALLOCATED SHARES:(Proportion to be determined.)
-----------------------------------------------                    -----------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.                    YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
-----------------------------------------------                    -----------------------------------------------
Item 1. Election of 4 Directors for 3-year term:                   Item 1. Election of 4 Directors for 3-year term:

                    FOR [ ]  [ ] WITHHOLD                                              FOR [ ]  [ ] WITHHOLD
    all nominees listed          authority to vote                     all nominees listed          authority to vote
       below (except as          for all nominees                         below (except as          for all nominees
         printed to the          listed below                               printed to the          listed below
        contrary below)                                                    contrary below)
Nominees: C.A. Cartwright, W.F. Conway, P.J. Powers, G.M. Smart    Nominees: C.A. Cartwright, W.F. Conway, P.J. Powers, G.M. Smart
INSTRUCTION: To withhold authority to vote for any individual      INSTRUCTION: To withhold authority to vote for any individual
nominee, print that nominee's name on the following line.          nominee, print that nominee's name on the following line.

---------------------------------------------------                ---------------------------------------------------

Item 2. Ratification of auditors.                                  Item 2. Ratification of auditors.

        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

---------------------------------------------------                ---------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.                YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
---------------------------------------------------                ---------------------------------------------------
Item 3. Shareholder Proposal.                                      Item 3. Shareholder Proposal.
        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Item 4. Shareholder Proposal.                                      Item 4. Shareholder Proposal.
        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN                                [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

_____________________________________                                   Date_____________________, 2000
SIGNATURE. Sign as name appears above.

 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to
State Street Bank and Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

                FIRSTENERGY CORP. 401(k) RETIREMENT SAVINGS PLAN
                         FOR IBEW REPRESENTED EMPLOYEES
                    AT THE BEAVER VALLEY NUCLEAR POWER PLANT
                             VOTING DIRECTION FORM
          FIRSTENERGY ANNUAL MEETING OF SHAREHOLDERS - APRIL 27, 2000


----------------------------------------


[INSERT BOX]


----------------------------------------

        Complete, sign and date this form and return it in its entirety to the Trustee in the postage-paid envelope provided.

                    TO: THE NORTHERN TRUST COMPANY, TRUSTEE

         As a participant in the FirstEnergy Corp. 401(k) Retirement Savings Plan for IBEW Represented Employees at the Beaver Valley Nuclear Power Plant, I direct The Northern Trust Company, Trustee, to vote, as directed below, shares of FirstEnergy common stock which are allocated to my account, and also my proportionate number of shares for which no direction forms are received, at the Annual Meeting of Shareholders on April 27, 2000, or at any adjournment, and in its discretion it is authorized to vote upon any other business that may properly come before the meeting.

INDICATE YOUR DIRECTION BY MARKING AN (x) IN THE APPROPRIATE BOXES BELOW. IF NO DIRECTIONS ARE INDICATED, THE SHARES REPRESENTED BY THIS SIGNED DIRECTION FORM WILL BE VOTED AS YOUR BOARD OF DIRECTORS RECOMMENDS, WHICH IS FOR ITEMS 1 AND 2, AND AGAINST ITEMS 3 AND 4.

ALLOCATED SHARES:
-----------------------------------------------
YOUR BOARD RECOMMENDS A VOTE FOR ITEMS 1 AND 2.
-----------------------------------------------
Item 1. Election of 4 Directors for 3-year term:

                    FOR [ ]  [ ] WITHHOLD
    all nominees listed          authority to vote
       below (except as          for all nominees
         printed to the          listed below
        contrary below)
Nominees: C.A. Cartwright, W.F. Conway, P.J. Powers, G.M. Smart
INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the following line.

---------------------------------------------------

Item 2. Ratification of auditors.

        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

---------------------------------------------------
YOUR BOARD RECOMMENDS A VOTE AGAINST ITEMS 3 AND 4.
---------------------------------------------------
Item 3. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN

Item 4. Shareholder Proposal.

        [ ] FOR   [ ] AGAINST   [ ] ABSTAIN


_____________________________________            Date_____________________, 2000
SIGNATURE. Sign as name appears above.

 To assure your representation at the meeting, please sign and mail promptly in the enclosed, postage-paid envelope to
     The Northern Trust Company, Box 1997 G.P.O., New York, N.Y. 10117-0024

FIRSTENERGY


Thank you for investing in FirstEnergy. Please take a moment now to vote your shares of common stock for the upcoming Annual Meeting of Shareholders.


                            YOUR VOTE IS IMPORTANT!

                    YOU CAN VOTE TODAY IN ONE OF THREE WAYS:


1. VOTE BY TELEPHONE - You will be asked to enter the Control Number below. Then, if you wish to vote as recommended by the Board of Directors, simply press 1. If you do not wish to vote as the Board recommends, you need only respond to a few simple prompts.

                                             -----------------------------------
                                                 YOUR CONTROL NUMBER IS:

          1-888-457-2961
CALL ON A TOUCH-TONE TELEPHONE ANYTIME.       [picture phone]           [picture
   THERE IS NO CHARGE FOR THIS CALL.                                   computer]

                                              FOR TELEPHONE OR INTERNET VOTING
                                             -----------------------------------

     Your telephone or Internet vote authorizes the named Proxies to vote your shares in the same manner as if you had marked, signed and returned your proxy card.

                                       OR

2. VOTE BY INTERNET - Access http://www.proxyvoting.com/fe and respond to a few simple prompts after entering the Control Number above.

                                       OR

3. VOTE BY MAIL - If you do not have access to a touch-tone telephone or to the Internet, complete and return the proxy card below in the envelope provided.



                                   TEAR HERE
Vote by marking an (X) in the appropriate boxes. WHEN PROPERLY EXECUTED, YOUR PROXY CARD WILL BE VOTED IN THE MANNER YOU DIRECT AND, IF YOU DO NOT SPECIFY YOUR CHOICES, YOUR PROXY CARD WILL BE VOTED FOR ITEMS 1 AND 2, AND AGAINST ITEMS 3 AND 4.

-----------------------------------------------------------------------------------------       ----------------------------------
              Your Board of Directors recommends a vote FOR Items 1 and 2.                      Your Board of Directors recommends
-----------------------------------------------------------------------------------------       a vote AGAINST Items 3 and 4
1. Election of 4 Directors for 3-year term FOR [ ]   WITHHOLD [ ]                               ----------------------------------
      Nominees:01 - C.A. Cartwright, 02 - W.F. Conway, 03 - P.J. Powers, 04 - G.M. Smart        3. Shareholder Proposal
   FOR, except withhold vote from following nominees:_____________________________                 FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
2. Ratification of Auditors   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]                                 4. Shareholder Proposal
                                                                                                   FOR [ ]  AGAINST [ ]  ABSTAIN [ ]
-----------------------------------------------------------------------------------------       ------------------------------------

                                             [ ]  Check this box if you expect
                                                  to attend the meeting in
                                                  person.

                                             [ ]  Check this box if you
                                                  consent to accessing, in the
                                                  future, the annual report
                                                  and proxy statement on the
                                                  Internet (no paper copies).

                                             [ ]  Check this box if you want
                                                  to discontinue receiving the
                                                  annual report for this
                                                  account because you receive
                                                  another copy at this address.

                                             X
                                             -----------------------  --------
                                                 SIGNATURE             DATE

                                             SIGN ABOVE AS NAME(S) APPEAR ON
                                             THIS PROXY CARD. If signing for a
                                             corporation or partnership or as an
                                             agent, attorney or fiduciary,
                                             indicate the capacity in which you
                                             are signing.

                [MAP SHOWING LOCATION OF JOHN S. KNIGHT CENTER]
                                 77 E. MILL ST.
                                  AKRON, OHIO
                                                                               P

FIRSTENERGY                       THIS PROXY CARD IS SOLICITED BY THE BOARD    R
                                  OF DIRECTORS FOR THE ANNUAL MEETING OF
                                  SHAREHOLDERS AT THE JOHN S. KNIGHT CENTER,   O
                                  77 E. MILL STREET, AKRON, OHIO, ON
                                  THURSDAY, APRIL 27, 2000, AT 10 A.M.,        X
                                  EASTERN TIME.
                                                                               Y
The undersigned appoints Nancy C. Ashcom and Edward J. Udovich as Proxies with the power to appoint their substitute; authorizes them to represent and to vote, as directed on the reverse side, all the shares of common stock of FirstEnergy Corp. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders to be held on April 27, 2000, or at any adjournment; and authorizes them to vote, at their discretion, on other business that may properly come before the meeting.

You are urged to specify your choices by marking the appropriate boxes on the REVERSE SIDE, but you do not need to mark any boxes if you wish to vote as the Board of Directors' recommends.

                       SIGN THIS CARD ON THE REVERSE SIDE
  Please sign and mail promptly if you are not voting by telephone or Internet